                                                                   EXHIBIT 23.2









                         INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-72105 of Nextel Communications, Inc. on Form S-4 of our report dated February 22, 1999, appearing in the Annual Report on Form 10-K of Nextel Communications, Inc. for the year ended December 31, 1998, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP


McLean, Virginia
May 7, 1999